UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 17, 2019

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-34087	52-1889548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220
Bethesda, MD		20814
(Address of Principal Executive Offices)		(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of cach class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2019, Condor Hospitality Trust, Inc. (the “Company”), Condor Hospitality Limited Partnership (the “Operating Partnership” and together with the Company, the “Company Parties”), NHT Operating Partnership, LLC (“Parent”), NHT REIT Merger Sub, LLC (“Merger Sub”) and NHT Operating Partnership II, LLC (“Merger OP” and, collectively with Parent and Merger Sub, the “Parent Parties”), entered into Amendment No. 2 (the “Second Amendment”) to that certain Agreement and Plan of Merger, dated as of July 19, 2019 (the “Merger Agreement”), by and among the Company, the Operating Partnership, Parent, Merger Sub and Merger OP.

Pursuant to the Second Amendment, the parties have agreed to, among other things, the following:

•	the closing of the mergers (the “Closing”) shall occur on Friday, January 31, 2020;

•	the previous “end date” under the Merger Agreement of December 31, 2019 is changed to January 31, 2020;

•

the closing conditions for the mergers set forth in the Merger Agreement (other than (a) those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions by the Parent Parties or the Company Parties, as applicable, and (b) changes in facts or circumstances outside the reasonable control of the Parent Parties or the Company Parties, as applicable, after the date of the Second Amendment) are satisfied or waived by the Parent Parties and the Company Parties, as applicable;

•

within one business day following the date of the Second Amendment, Parent will increase the escrowed funds to $1.25 million dollars to be used to fund a portion of the merger consideration or the Parent termination fee, as applicable;

•	the Company may declare and pay dividends and distributions as follows:

(a)	$0.195 per share of Company common stock;

(b)	$0.15625 per share of Company Series E preferred stock;

(c)	$0.195 per 52 units of common units of the Operating Partnership; and

(d)	distributions between the Company and its subsidiaries to fund the foregoing distributions in (a), (b) and (c).

and;

•	simultaneously with the execution of the Second Amendment, the parties will enter into a letter agreement with respect to certain routine business matters.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “project,” “plan,” the negative version of these words or other similar expressions. Readers are cautioned not to place undue reliance on any such forward-looking statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. They are not guarantees of future performance and involve risks and uncertainties that are difficult to control or predict. The Company may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) unknown, underestimated or undisclosed commitments or liabilities; (iii) the inability to complete the proposed transaction due to the failure to satisfy the closing conditions to the proposed transaction; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (v) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its franchisors, management companies and suppliers, and maintain its operating results and business generally; (vi) the risk that certain approvals or consents will not be received in a timely manner or that the proposed transaction will not be consummated in a timely manner; (vii) adverse changes in U.S. and non-U.S. governmental laws and regulations; and (viii) the risk of litigation, including shareholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause those views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional factors that may affect the Company’s business or financial results are described in the risk factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

2.1	Amendment No. 2 dated as of December 17, 2019 to Agreement and Plan of Merger, dated as of July 19, 2019, by and among NHT Operating Partnership, LLC, NHT REIT Merger Sub, LLC, NHT Operating Partnership II, LLC, Condor Hospitality Trust, Inc. and Condor Hospitality Limited Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: December 17, 2019	By:	/s/ J. William Blackham
	Name:	J. William Blackham
	Title:	President and Chief Executive Officer